SUPPLEMENT TO THE

FIDELITY® CAPITAL & INCOME FUND
A Fund of Fidelity Summer Street Trust
and
FIDELITY HIGH INCOME FUND
A Fund of Fidelity Fixed-Income Trust

STATEMENT OF ADDITIONAL INFORMATION

June 28, 2003

Effective January 1, 2004, Ms. Davis no longer serves on the Board of Trustees. The following information has been removed from the "Trustees and Officers" section beginning on page 20.

Phyllis Burke Davis (71)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Toshiba International Advisory Group of Toshiba Corporation (2001) and a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

CAI/SPHB-04-02 May 28, 2004
1.718858.112

Effective January 1, 2004, Mr. Heilmeier serves on the Board of Trustees. The following information replaces similar information found in the "Trustees and Officers" section beginning on page 20.

George H. Heilmeier (67)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001) and Teletech Holdings (customer management services, 1998). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the IEEE (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and The Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002) and Compaq (1994-2002).

Effective January 1, 2004, Ms. Small serves as a Member of the Advisory Board. The following information supplements the information found in the "Trustees and Officers" section beginning on page 20.

Cornelia M. Small (59)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Summer Street Trust and Fidelity Fixed-Income Trust. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

Effective July 15, 2003, Mr. Notkin serves as Vice President of Capital & Income. The following information replaces the biographical information for David Glancy found in the "Trustees and Officers" section beginning on page 20.

Mark Notkin (40)

Year of Election or Appointment: 2003

Vice President of Capital & Income. Mr. Notkin also serves as Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Notkin managed a variety of Fidelity funds.

Effective July 17, 2003, Mr. Fross serves as Assistant Secretary of Capital & Income and High Income. The following information supplements the information found in the "Trustees and Officers" section beginning on page 20.

Stuart Fross (44)

Year of Election or Appointment: 2003

Assistant Secretary of Capital & Income and High Income. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.

Effective March 1, 2004, Ms. Dwyer no longer serves as President and Treasurer of Capital & Income and High Income. The following information has been removed from the "Trustees and Officers" section beginning on page 20.

Maria F. Dwyer (44)

Year of Election or Appointment: 2002

President and Treasurer of Capital & Income and High Income. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Effective March 5, 2004, Ms. Reynolds serves as President, Treasurer, and AML officer. The following information supplements the information found in the "Trustees and Officers" section beginning on page 20.

Christine Reynolds (45)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) Officer of Capital & Income and High Income. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Effective March 10, 2004, Ms. Monasterio serves as Deputy Treasurer of Capital & Income and High Income. The following information supplements the information found in the "Trustees and Officers" section beginning on page 20.

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of Capital & Income and High Income. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Effective April 15, 2004, Mr. Lydecker serves as Assistant Treasurer of Capital & Income and High Income. The following information supplements the information found in the "Trustees and Officers" section beginning on page 20.

Peter L. Lydecker (50)

Year of Election or Appointment: 2004

Assistant Treasurer of Capital & Income and High Income. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

The following information supplements the similar information in the "Management Contracts" section on page 31.

Sub-Advisers - FIIA, FIIA(U.K.)L, and FIJ. On behalf of each fund, FMR has entered into a master international research agreement with FIIA. On behalf of each fund, FIIA, in turn, has entered into sub-research agreements with FIIA(U.K.)L and FIJ. Pursuant to the research agreements, FMR may receive research services and investment advice concerning issuers and countries outside the United States and Canada.

Under the master international research agreement, FMR pays FIIA an amount based on the fund's international net assets relative to the international assets of other registered investment companies with which FMR has management contracts. Under the sub-research agreements, FIIA pays FIIA(U.K.)L and FIJ an amount equal to the administrative costs incurred in providing investment advice and research services for a fund.

The following information replaces the third paragraph found under the "Voting Rights" heading in the "Description of the Trusts" section on page 35.

Each trust or a fund or a class may be terminated upon the sale of its assets to, or merger with, another open-end management investment company, series, or class thereof, or upon liquidation and distribution of its assets. The Trustees may reorganize, terminate, merge, or sell all or a portion of the assets of each trust or a fund or a class without prior shareholder approval. In the event of the dissolution or liquidation of a trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund or a class, shareholders of that fund or that class are entitled to receive the underlying assets of the fund or class available for distribution.